Option Agreement

THIS OPTION AGREEMENT (this “Agreement”) is entered into and among the following parties (the “Parties”) in Jinjiang, Fujian Province, the People’s Republic of China (the “PRC”) on 18 November, 2010:

Party A:

AILIBAO (FUJIAN) MARKETING MANAGEMENT CO.,LTD
Address:	Floor 2, Building 1, Kaiyuan Industrial Zone No.118,
Jiangtou Village, Chendai Town, Jinjiang City
Legal Representative: Lam Mei Ying

Party B:

Ding Baojian
ID Number: 35058219650824574
Address:	East Kaituo Road No.9, Jiangtou village, Chendai Town, Jinjiang City, Fujian Province

Ding Baofu
ID Number: 350582721015053
Address:	Dongmei No.34, Jiangtou village, Chendai Town, Jinjiang City, Fujian Province

Ding Changming
ID Number: 350582197805140531
Address:	East Kaituo Road No.9, Jiangtou village, Chendai Town, Jinjiang City, Fujian Province

Party C:

Fujian Jinjiang Chendai Ailibao Shoes & Clothes Co., Ltd
Address:	Jiangtou village, Chendai town, Jinjiang, Fujian province
Legal Representative: Ding Baojian

WHEREAS:

1.	Party A is a wholly foreign-owned enterprise established and existing in the PRC.

2.	Party C is limited liability incorporated in the PRC.

3.	Members of Party B (“Grantors”) are directly interested in Party C: Ding Baojian owns 33.34% equity interest in Party C, Ding Baofu owns 33.33%, Ding Changming owns 33.33%.

4.	Upon Party A’s request, each member of Party B agrees to transfer and Party A agrees to purchase all of the equity interest in Party C owned by Party B in accordance with this Agreement.

THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	GRANT OF THE OPTION

1.1	Grant

Grantors agree, upon the execution date of this Agreement, to irrevocably grant Party A the option that Party A or a third party designated by it may acquire all of the equity interest held by Grantors in Party C at the lowest price as permitted by the PRC laws by installation or in one lump sum

1.2	Term

This Agreement shall come into effect upon the execution of the Parties and terminate on the date when Party A acquires all of the equity interest in Party C owned by Party B as permitted by the laws of the PRC.

2.	EXERCISE OF THE OPTION AND THE CLOSING

2.1	Timing of Exercise

2.1.1	Grantors agree that pursuant to the laws of the PRC, Party A may exercise the options in part or as a whole under this Agreement at any time during the term of this Agreement.

2.1.2	Grantors unanimously agree that there is no limitation on the times for Party A to exercise its options, unless Party A has acquired all of the equity interest in Party C.

2.1.3	Grantors agree that Party A may designate a third party to exercise the options by delivering a prior written notice to Grantors.

2.2	Donation of Payment for the Option

Grantors agree to give Party C all the proceeds out of exercise of the option by Party A or a third party designated by Party A free of charge.

2.3	Transfer of Option

Grantors agree that Party A may transfer part or all of the option under this Agreement to any third party without being approved by Grantors, and such third party shall exercise the option, enjoy all of Party A’s rights and undertake all of its obligations under this Agreement as if it were a Party hereto.

2.4	Notice of Exercise

Party A may exercise the option by delivering a written notice to Grantors within 10 business days prior to the Closing Date (as defined below) specifying:

2.4.1
the effective closing date of the equity transfer after exercise of the option, i.e. the date of official filing for registration of the equity transfer with relevant Administration for Industry and Commerce (the “Closing Date”);

2.4.2	the name of the shareholder to be registered after the exercise of the option;

2.4.3	the number of the equity transferred from Grantors;

2.4.4	the payment terms; and

2.4.5	the power of attorney (if the option to be exercised by a third party designated)

All Parties agree that Party A is entitled to designate a third party to exercise the option and register the equity in the name of such third party. Grantors agree that upon any request to exercise the option by either Party A or a third party designated by Party A, Grantors shall execute an equity transfer agreement and other relevant documents within 10 business days after receipt of the notice of exercise of the option in accordance with such notice and this Agreement.

2.5	Closing

Party A shall pay to Grantors at the price under Section 1.1 of this Agreement at the Closing Date. Party A and Grantors shall provide Party C with necessary assistance in completing registration of the equity transfer in the competent Administration for Industry and Commerce.

3.	REPRESENTATIONS AND WARRANTIES

3.1	Each Grantor hereby represents and warrants that:

3.1.1	It has full corporate power and authority to execute and perform this Agreement;

3.1.2	Its performance of this Agreement does not violate any applicable laws, regulations and contracts binding on it, and not require any consent or authorization from government;

3.1.3	There is no lawsuit, arbitration or other legal or administrative proceeding pending or which may have material and adverse effect on the performance of this Agreement;

3.1.4	Party C has not been declared bankruptcy and is in good standing;

3.1.5
It will not create any pledge, debt or other third party encumbrance on Party C’s equity held by it and will not transfer, donate, pledge or otherwise dispose the same in favor of any third party other than Party A or a third party designated by Party A;

3.1.6	There is no pledge, security, debt or other third party encumbrance on Party C’s equity held by it;

3.1.7	The option granted to Party A is exclusive, and Grantors shall not grant any option or similar right to any third party in any form.

3.2	Covenants

Party C hereby covenants to Party A that it will bear all costs and expenses arising from the equity transfer hereunder and handle all formalities necessary for registering Party A or a third party designated by Party A as a shareholder of Party C, including without limitation, assisting Party A in obtaining necessary approvals for the equity transfer from relevant government authorities, submitting the application materials for registration of the equity transfer to the competent Administration for Industry and Commerce and updating the registry of members.

4.	TAX

All taxes arising from the performance of this Agreement shall be borne by Party C.

5.	BREACH OF THE AGREEMENT

5.1
Unless otherwise provided in this Agreement, if any Party fails to fully perform or cease to perform this Agreement and cannot cure such breach within 30 days after receipt of the notice from the non-breaching Party, or any of representations or warranties hereunder is not true, accurate or misleading, it shall constitute a breach of this Agreement.

5.2
If any Party breaches this Agreement or any of its representations and warranties under this Agreement, the non-breaching Party may require in writing it to cure its breach and take corresponding actions to timely and effectively avoid damages within 10 days upon receipt of a written notice from the non-breaching party and continue to perform this Agreement. In case of any damage, the breaching party shall indemnify the non-breaching party such that the non-breaching party could acquire all of the interests under this Agreement as if this Agreement had been duly performed.

5.3	If all of the Parties breach this Agreement, the indemnity shall be determined on the basis of the extent of its respective breach.

6.	GOVERNING LAW AND DISPUTE RESOLUTION

6.1	Governing Law

This Agreement shall be governed and construed by the laws of the PRC.

6.2	Arbitration

The Parties shall strive to settle any dispute arising from the interpretation or performance of this Agreement through friendly consultation. In case no settlement can be resolved through such consultation, either Party may submit such dispute to Xiamen Arbitration Commission for arbitration in accordance with its then-current and effective arbitration rules. The arbitration shall be conducted in Chinese. The arbitration award shall be final and binding upon the Parties. This Section shall survive the termination or the cease of this Agreement.

6.3	Continue of Performance

Each Party shall continue to perform its obligations in good faith in accordance with the Agreement except for the matters in dispute.

7	CONFIDENTIALITY

7.1	Confidential Information

This Agreement together with the Exhibit hereof shall be kept confidential. No Party shall disclose any such information to any third Party (except agreed by the Parties in prior written form).  This Section shall survive the termination of this Agreement.

7.2	Exceptions

If any confidential information is required to be disclosed by any law, judgment, arbitral aware, or decision by administrative authorities, such disclosure shall not be deemed as violation of the foregoing Section 7.1.

8.	MISCELLANEOUS

8.1	Entire Agreement

This Agreement constitutes the entire agreement and understanding among the Parties in respect of the subject matter hereof and supersedes all prior discussions, negotiations and agreements among them. This Agreement shall prevail over all the above. This Agreement shall only be amended by written agreement among all the Parties. The Annexes attached hereto shall constitute an integral part of this Agreement and shall have the same legal force as this Agreement.

8.2	Notices

8.2.1
Any notice or other correspondence of the Parties in connection with the performance of this Agreement shall be in writing and be delivered in person, by registered mail, postage prepaid mail, recognized express mail or facsimile to the following correspondence addresses:

Party A:

AILIBAO (FUJIAN) MARKETING MANAGEMENT CO.,LTD
Address:	Floor 2, Building 1, Kaiyuan Industrial Zone No.118,
Jiangtou Village, Chendai Town, Jinjiang City
Fax:	0595-85192329
Telephone:	0595-85196329
Addressee:	Lam Mei Ying

Party B:

Ding Baojian
Address:	East Kaituo Road No.9, Jiangtou village, Chendai Town, Jinjiang City, Fujian Province
Fax:	0595-85192329
Telephone:	0595-85196329

Ding Baofu
Address:	Dongmei No.34, Jiangtou village, Chendai Town, Jinjiang City, Fujian Province
Fax:	0595-85192329
Telephone:	0595-85196329

Ding Changming
Address:	East Kaituo Road No.9, Jiangtou village, Chendai Town, Jinjiang City, Fujian Province
Fax:	0595-85192329
Telephone:	0595-85196329

Party C:

Fujian Jinjiang Chendai Ailibao Shoes & Clothes Co., Ltd
Address:	Jiangtou village, Chendai town, Jinjiang, Fujian province
Fax:	0595-85192329
Telephone:	0595-85196329
Addressee:	Ding Baofu

8.2.2	Notices and correspondences shall be deemed to have been delivered:

8.2.2.1
by facsimile, at the exact time indicated in the corresponding transmission record, or the following business day of the date indicated in the corresponding transmission record if such facsimile is sent after 5:00 pm on a business day or on a non-business day in the place where it is delivered;

8.2.2.2	by personal delivery (including by courier), on the date of receipt;

8.2.2.3	by registered mail, on the fifteenth (15th) day of the date indicated on the registered mail receipt;

8.2.3	Binding Force

This Agreement shall be binding on all Parties.

8.3	Language

This Agreement shall be executed in five (5) originals in English, with each Party holding one copy.

8.4	Day and Business Day

A reference to a “day” herein is to a calendar day. A reference to a “business day” herein is to any day from Monday to Friday in a week.

8.5	Headings

The headings used in this Agreement are used for convenience only and not to be considered in construing or interpreting this Agreement.

8.6	Pending Items

Any matter not specified in this Agreement shall be settled through friendly consultation by the Parties and resolved in accordance with the laws of the PRC.

(Signature page to the Option Agreement)

Party A:

AILIBAO (FUJIAN) MARKETING MANAGEMENT CO.,LTD

Authorized Representative:	/s/ LAM Mei Ying

Party B:

Ding Baojian

Signature:	/s/ DING Baojian

Ding Baofu

Signature:	/s/ DING Baofu

Ding Changming

Signature:	/s/ DING Changming

Party C:

Fujian Jinjiang Chendai Ailibao Shoes & Clothes Co., Ltd

Authorized Representative:	/s/ DING Baojian